Generation Income Properties Inc.

Overview of Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial information of Generation Income Properties, Inc. (the “Company”) gives effect to the following transactions (collectively, the “Transactions”):

•
the reacquisition of GIPDC 3707 14th St. LLC (the “DC Entity”), the entity owning the net lease retail property occupied by 7-Eleven and located at 3707-3711 14th Street, N.W., Washington, D.C. (the “DC Property”), completed on June 16, 2026 (the “Reacquisition”);
•
the disposition of a portfolio of six Dollar General-occupied net lease retail properties located in Big Spring, Texas; Mount Gilead, Ohio; East Wilton, Maine; Thompsontown, Pennsylvania; Castalia, Ohio; and Lakeside, Ohio, completed on August 21, 2026 (the “Dollar General Disposition”);
•
the disposition of a Fresenius-occupied single-tenant net-leased medical property located at 3134 West 76th Street, Chicago, Illinois, completed on August 21, 2026 (the “Fresenius Disposition”); and
•
the disposition of a single-tenant net-leased property occupied by the United States of America, located at 991 Nut Tree Road, Vacaville, California, completed on July 15, 2026 (the “Vacaville Disposition”).

With respect to the Reacquisition, the Company had previously transferred 100% of the limited liability company interests in the DC Entity to Brown Family Enterprises, LLC (“Brown”), a related party, effective March 3, 2026, resulting in deconsolidation of the DC Entity as of that date. Pursuant to an Assignment of Limited Liability Company Interests and Termination Agreement, dated as of June 16, 2026, by and among Brown, Generation Income Properties, LP, and the Company, Brown assigned, transferred, and conveyed 100% of the limited liability company interests in the DC Entity back to Generation Income Properties, LP, and the Company resumed consolidating the DC Entity and the DC Property effective June 16, 2026.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2026, gives effect to the Dollar General Disposition, the Fresenius Disposition, and the Vacaville Disposition as if each had occurred on that date. No adjustment is presented for the Reacquisition, as it is already reflected in the Company's historical condensed consolidated balance sheet as of June 30, 2026, included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2025, and the six months ended June 30, 2026, give effect to each of the Transactions as if it had occurred at the beginning of the respective period presented. No adjustment is required with respect to the Reacquisition for the year ended December 31, 2025, as the DC Entity was consolidated by the Company for the entirety of that period.

The unaudited pro forma condensed consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X and is based on the Company's historical consolidated financial statements and related notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

The unaudited pro forma condensed consolidated financial information reflects adjustments that are directly attributable to the Transactions and factually supportable, and is based on assumptions management believes are reasonable. The pro forma adjustments include, among other things:

•
removal of net real estate assets and related property-level indebtedness associated with the Dollar General Disposition, the Fresenius Disposition, and the Vacaville Disposition, except that no adjustment is presented for indebtedness with respect to the Vacaville Property, as the portion of cross-collateralized mortgage debt allocated to that property was reallocated among the Company's other properties securing such debt rather than repaid;
•
removal of revenues, operating expenses, depreciation and amortization, and, where applicable, interest expense associated with the Dollar General Properties, the Fresenius Property, and the Vacaville Property for the periods presented;
•
inclusion of revenues, operating expenses, depreciation and amortization, and interest expense associated with the DC Property for the period from March 3, 2026, through June 16, 2026, during which the DC Entity was deconsolidated; and
•
elimination of the loss on transfer of LLC interests recognized by the Company in connection with the March 3, 2026, transfer of the DC Entity.

The unaudited pro forma condensed consolidated financial information has been prepared for illustrative purposes only and does not purport to represent what the Company's financial position or results of operations would have been had the Transactions occurred on the dates indicated. The unaudited pro forma condensed consolidated financial information also should not be considered representative of the Company's future financial position or results of operations.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the accompanying notes and the Company's historical consolidated financial statements and related notes incorporated by reference herein.

Generation Income Properties, Inc.
Pro Forma Consolidated Balance Sheet
June 30, 2026

		GSA MHSA	Fresenius	Dollar General
	Historical	Vacaville, CA	Chicago, IL	6 Property Portfolio	Pro Forma
	(unaudited)	(a)	(a), (b)	(a), (b)	(unaudited)
Assets

Investments in real estate
Land	$14,939,843	$-	$-	$-	$14,939,843
Building and site improvements	56,268,441	-	-	-	56,268,441
Acquired tenant improvements	1,682,482	-	-	-	1,682,482
Acquired lease intangible assets	7,538,241	-	-	-	7,538,241
Less: accumulated depreciation and amortization	(13,606,012)	-	-	-	(13,606,012)
Net real estate investments	$66,822,995	$-	$-	$-	$66,822,995
Cash and cash equivalents	2,029,661	11,874	(21,842)	(2,034)	2,017,659
Restricted cash	34,500	-	-	-	34,500
Deferred rent asset	365,368	-	(12,437)	-	352,931
Prepaid expenses	504,883	(21,609)	(23,719)	(8,533)	451,022
Accounts receivable	289,254	(29,195)	-	(154,698)	105,361
Escrow deposits and other assets	519,919	(29,111)	(37,103)	(44,654)	409,051
Held for sale assets	10,432,121	(2,027,515)	(2,533,159)	(5,871,447)	-
Right-of-use asset, net	5,950,608	-	-	-	5,950,608
Total Assets	$86,949,309	$(2,095,556)	$(2,628,260)	$(6,081,366)	$76,144,127

Liabilities and Equity

Liabilities
Accounts payable	$1,451,780	$(8,563)	$(32,083)	$(179,017)	1,232,117
Accrued expenses	1,263,147	(22,531)	(16,786)	(107,785)	1,116,045
Accrued expense - related party	1,138,757	-	-	-	1,138,757
Acquired lease intangible liabilities, net	879,545	-	(1,375)	(429,010)	449,160
Insurance payable	278,078	-	-	-	278,078
Deferred rent liability	150,235	-	(21,461)	-	128,774
Lease liability, net	6,542,455	-	-	-	6,542,455
Loan payable - related party	6,148,651	-	-	-	6,148,651
Mortgage loans, net of unamortized debt issuance costs and debt discount	46,781,677	(1,226,874)	(1,643,346)	(3,390,274)	40,521,183
Derivative liabilities	92,893	-	-	-	92,893
Total liabilities	$64,727,218	$(1,257,968)	$(1,715,051)	$(4,106,086)	$57,648,113

Redeemable Non-Controlling Interests	$24,127,496	$(2,356,757)	$(1,365,219)	$(2,684,637)	$17,720,883

Stockholders' Equity
Common stock, $0.01 par value, 100,000,000 shares authorized; 1,165,085 and 544,818 shares issued; 1,030,402 and 544,818 shares outstanding at June 30, 2026 and December 31, 2025, respectively.	$10,304	$-	$-	$-	$10,304
Additional paid-in capital	34,521,913	-	(10,000)	-	34,511,913
Accumulated deficit	(36,830,483)	1,519,169	462,010	709,357	(34,139,947)

Total Generation Income Properties, Inc. Stockholders' Equity	$(2,298,266)	$1,519,169	$452,010	$709,357	$382,270

Non-Controlling Interest	392,861	-	-	-	392,861
Total equity	$(1,905,405)	$1,519,169	$452,010	$709,357	$775,131

Total Liabilities and Equity	$86,949,309	$(2,095,556)	$(2,628,260)	$(6,081,366)	$76,144,127

Generation Income Properties, Inc.
Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2026

		7-Eleven	GSA MHSA	Fresenius	Dollar General
	Historical	Washington, DC	Vacaville, CA	Chicago, IL	6 Property Portfolio	Pro Forma
	(unaudited)	(e), (f), (g)	(c)	(c), (d)	(c), (d)	(unaudited)
Revenue
Rental income	$4,279,653	$25,000	$(194,755)	$(130,818)	$(321,137)	$3,657,943
Other income	15,205	5,730	-	(2,557)	-	18,378
Total revenue	$4,294,858	$30,730	$(194,755)	$(133,375)	$(321,137)	$3,676,321

Expenses
General and administrative expense	$1,066,223	$125	$(1,121)	$(813)	$(5,876)	$1,058,538
Building expenses	1,154,609	6,877	(86,494)	(4,809)	(62,710)	1,007,473
Depreciation and amortization	2,192,718	14,813	(73,514)	(89,191)	(181,379)	1,863,447
Interest expense, net	2,001,216	17,676	(55,019)	(35,120)	(152,036)	1,776,717
Compensation Costs	690,835	-	-	-	-	690,835
Total expenses	$7,105,601	$39,491	$(216,148)	$(129,933)	$(402,001)	$6,397,010
Operating (loss) income	(2,810,743)	(8,761)	21,393	(3,442)	80,864	(2,720,689)
Other expense	(237)	-	-	-	-	(237)
Gain (loss) on derivative valuation	351,803	-	-	-	-	351,803
Loss on held for sale asset valuation	(668,649)	-	-	-	-	(668,649)
Loss on extinguishment of debt	(26,634)	-	-	-	-	(26,634)
Gain (loss) on sale of property	1,089,754	-	-	-	-	1,089,754
Loss on transfer of LLC interests in satisfaction of debt	(185,069)	185,069	-	-	-	-
Net (loss) income	$(2,249,775)	$176,308	$21,393	$(3,442)	$80,864	$(1,974,652)
Less: Net income attributable to non-controlling interests	962,259	-	-	-	-	962,259
Net (loss) income attributable to Generation Income Properties, Inc.	$(3,212,034)	$176,308	$21,393	$(3,442)	$80,864	$(2,936,911)

Total Weighted Average Shares of Common Stock Outstanding - Basic & Diluted	984,029					984,029

Basic & Diluted Loss Per Share Attributable to Common Stockholders	$(3.26)					$(2.98)

Generation Income Properties, Inc.
Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2025

		7-Eleven	GSA MHSA	Fresenius	Dollar General
	Historical	Washington, DC	Vacaville, CA	Chicago, IL	6 Property Portfolio	Pro Forma
	(unaudited)	(e), (f), (g)	(c)	(c), (d)	(c), (d)	(unaudited)
Revenue
Rental income	$4,793,202	$-	$(84,039)	$(124,051)	$(320,865)	$4,264,247
Other income	20,663	-	-	(2,557)	-	18,106
Total revenue	$4,813,865	$	$(84,039)	$(126,608)	$(320,865)	$4,282,353

Expenses
General and administrative expense	$1,058,271	$-	$(793)	$(684)	$(5,620)	$1,051,174
Building expenses	1,339,343	-	(100,809)	(17,333)	(56,879)	1,164,322
Depreciation and amortization	2,557,342	-	(110,271)	(89,191)	(181,379)	2,176,501
Interest expense, net	3,267,018	-	(54,101)	(38,123)	(149,499)	3,025,295
Compensation Costs	440,687	-	-	-	-	440,687
Total expenses	$8,662,661	$-	$(265,974)	$(145,331)	$(393,377)	$7,857,979
Operating (loss) income	(3,848,796)	-	181,935	18,723	72,512	(3,575,626)
Other expense	(286)	-	-	-	-	(286)
Gain on derivative valuation	(415,825)	-	-	-	-	(415,825)
Dead deal expense	(27,894)	-				(27,894)
Loss on held for sale asset valuation	-	-	-	-	-	-
Loss on extinguishment of debt	(926,398)	-	-	-	-	(926,398)
Gain (loss) on sale of property	(44,782)	-	-	-	-	(44,782)
Net (loss) income	$(5,263,981)	$-	$181,935	$18,723	$72,512	$(4,990,811)
Less: Net income attributable to non-controlling interests	1,890,506	-	-	-	-	1,890,506
Net (loss) income attributable to Generation Income Properties, Inc.	$(7,154,487)	$-	$181,935	$18,723	$72,512	$(6,881,317)

Total Weighted Average Shares of Common Stock Outstanding - Basic & Diluted	544,319					544,319

Basic & Diluted Loss Per Share Attributable to Common Stockholders	$(13.14)					$(12.64)

Generation Income Properties, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2025

	Historical	7-Eleven	GSA MHSA	Fresenius	Dollar General	Pro Forma
	(unaudited)	Washington, DC	Vacaville, CA	Chicago, IL	6 Property Portfolio	(unaudited)
Revenue
Rental income	$9,698,991	$-	$(243,536)	$(247,572)	$(646,420)	$8,561,463
Other income	40,951	-	-	-	-	40,951
Total revenue	$9,739,942	$-	$(243,536)	$(247,572)	$(646,420)	$8,602,414

Expenses
General and administrative expense	$2,191,051	$-	$(5,255)	$(1,581)	$(10,708)	$2,173,507
Building expenses	2,529,527	-	(216,148)	(22,816)	(124,709)	2,165,854
Depreciation and amortization	4,995,717	-	(220,541)	(178,381)	(362,758)	4,234,037
Interest expense, net	5,771,280	-	(108,608)	(75,345)	(300,118)	5,287,209
Compensation Costs	1,240,282	-	-	-	-	1,240,282
Total expenses	$16,727,857	$-	$(550,552)	$(278,123)	$(798,293)	$15,100,889
Operating (loss) income	(6,987,915)	-	307,016	30,551	151,873	(6,498,475)
Other expense	(287)	-	-	-	-	(287)
Loss on derivative valuation	(335,344)	-	-	-	-	(335,344)
Dead deal expense	(75,502)	-	-	47,608	-	(27,894)
Loss on extinguishment of debt	(926,398)	-	-	-	-	(926,398)
Gain on sale of property	1,936,446	-	-	-	-	1,936,446
Net (loss) income	$(6,389,000)	$-	$307,016	$78,159	$151,873	$(5,851,952)
Less: Net income attributable to non-controlling interests	3,951,904	-	-	-	-	3,951,904
Net (loss) income attributable to Generation income Properties, Inc.	$(10,340,904)	$-	$307,016	$78,159	$151,873	$(9,803,856)

Total Weighted Average Shares of Common Stock Outstanding - Basic & Diluted	516,588					516,588

Basic & Diluted Loss Per Share Attributable to Common Stockholders	$(20.02)					$(19.42)

Generation Income Properties Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1 – Basis of Presentation

The unaudited pro forma condensed consolidated financial statements are presented in accordance with Article 11 of Regulation S-X and give effect to the following transactions (collectively, the "Transactions"):

•
the reacquisition of GIPDC 3707 14th St. LLC (the "DC Entity"), the entity owning the single-tenant net-leased property occupied by 7-Eleven and located at 3707 14th Street, N.W., Washington, D.C. (the "DC Property"), completed on June 16, 2026 (the "Reacquisition");
•
the disposition of a portfolio of six Dollar General-occupied net lease retail properties located in Big Spring, Texas; Mount Gilead, Ohio; East Wilton, Maine; Thompsontown, Pennsylvania; Castalia, Ohio; and Lakeside, Ohio (collectively, the "Dollar General Properties"), completed on August 21, 2026 (the "Dollar General Disposition");
•
the disposition of a Fresenius-occupied single-tenant net-leased medical property located at 3134 West 76th Street, Chicago, Illinois (the "Fresenius Property"), completed on August 21, 2026 (the "Fresenius Disposition"); and
•
the disposition of a single-tenant net-leased property occupied by the United States of America, located at 991 Nut Tree Road, Vacaville, California (the "Vacaville Property"), completed on July 15, 2026 (the "Vacaville Disposition").

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2026 gives effect to the Dollar General Disposition, the Fresenius Disposition, and the Vacaville Disposition as if each had occurred on that date. No adjustment is presented for the Reacquisition, as it is already reflected in the Company's historical balance sheet as of June 30, 2026.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2025 and the six months ended June 30, 2026 give effect to each of the Transactions as if it had occurred at the beginning of the respective period presented. No adjustment is required with respect to the Reacquisition for the year ended December 31, 2025, as the DC Entity was consolidated by the Company for the entirety of that period.

The unaudited pro forma condensed consolidated financial information is based on the Company's historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. The pro forma adjustments are directly attributable to the Transactions, factually supportable, and based on assumptions management believes are reasonable. Adjustments related to the dispositions are expected to have a continuing impact on the Company's results of operations; the Reacquisition-related adjustments in Note 2 relate to a discrete historical period and are not expected to recur.

This information is presented for illustrative purposes only, does not purport to represent what the Company's financial position or results of operations would have been had the Transactions occurred on the dates indicated, and is not indicative of future results. It should be read together with the accompanying notes and the Company's historical consolidated financial statements incorporated by reference herein.

Note 2 – Pro Forma Adjustments

Dollar General Disposition, Fresenius Disposition, and Vacaville Disposition

(a) Removal of Net Real Estate Assets and Related Equity Impact

Represents the removal of the historical carrying values of the Dollar General Properties, the Fresenius Property, and the Vacaville Property, including land, buildings and improvements, tenant improvements, and accumulated depreciation, from the unaudited pro forma condensed consolidated balance sheet. The resulting difference between the net book value and the estimated net proceeds from each disposition is reflected as an adjustment to retained earnings within stockholders' equity.

(b) Removal of Property-Level Indebtedness

Represents the removal of the mortgage debt secured by the Dollar General Properties and the Fresenius Property, which was repaid in connection with the applicable disposition, including the elimination of any unamortized deferred financing costs associated with such debt. No adjustment is presented with respect to the Vacaville Property, as the portion of cross-collateralized mortgage debt allocated to the Vacaville Property was not repaid in connection with the Vacaville Disposition, but was instead reallocated among the Company's other properties securing such debt.

(c) Removal of Historical Operating Results

Represents the elimination of rental revenues, property operating expenses, and depreciation and amortization associated with the Dollar General Properties, the Fresenius Property, and the Vacaville Property for the periods presented, as the pro forma financial statements assume each disposition occurred at the beginning of the respective period presented.

(d) Removal of Interest Expense Associated with Property-Level Debt

Represents the elimination of interest expense associated with the mortgage debt secured by the Dollar General Properties and the

Fresenius Property for the periods presented, as such debt was repaid in connection with the applicable disposition. No adjustment is presented with respect to interest expense associated with the Vacaville Property, as the underlying mortgage debt remains outstanding and continues to be serviced by the Company following the Vacaville Disposition.

Reacquisition

(e) Inclusion of Historical Operating Results During the Deconsolidation Period

Represents the inclusion of rental revenues, property operating expenses, and depreciation and amortization associated with the DC Property for the period from March 3, 2026 through June 16, 2026, during which the DC Entity was deconsolidated, as the pro forma financial statements assume the Reacquisition occurred on January 1, 2026.

(f) Inclusion of Interest Expense Associated with Property-Level Debt

Represents the inclusion of interest expense associated with the mortgage debt secured by the DC Property, held by Valley National Bank, for the period from March 3, 2026 through June 16, 2026, during which such debt remained an obligation of the DC Entity but was not consolidated by the Company.

(g) Elimination of Loss on Transfer of LLC Interests

Represents the elimination of the $185,069 loss on transfer of LLC interests, in satisfaction of debt, recognized by the Company during the six months ended June 30, 2026 in connection with the March 3, 2026 transfer of the DC Entity, as the pro forma financial statements assume the Reacquisition occurred on January 1, 2026 and the transfer giving rise to such loss did not occur.